UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 26, 2012

EATON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Eaton Center

Cleveland, Ohio 44114

(Address of principal executive offices)

(216) 523-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 26, 2012, in Cleveland, Ohio, Eaton Corporation (the “Company”) convened a special meeting of its shareholders (the “Meeting”), relating to the Company’s pending acquisition of Cooper Industries plc (“Cooper”) through the formation of a new holding company incorporated in Ireland. The acquisition of Cooper will be effected by means of a “scheme of arrangement” under Irish law, pursuant to a Transaction Agreement among the Company, Cooper, Eaton Corporation Limited (formerly known as Abeiron Limited) (“New Eaton”), Abeiron II Limited (formerly known as Comdell Limited) (“Abeiron II”), Turlock B.V. (“Turlock”) and Turlock Corporation (“Merger Sub” and together with the Company, Cooper, New Eaton, Abeiron II and Turlock, the “Original Parties”), as amended on June 22, 2012 by Amendment No. 1 entered into by the Original Parties and Eaton Inc. (“Eaton Sub”) and on October 19, 2012 by Amendment No. 2 entered into by the Original Parties and Eaton Sub (as amended, the “Transaction Agreement”). Pursuant to the Transaction Agreement, Merger Sub, an indirect wholly owned subsidiary of New Eaton, will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of New Eaton. The Meeting was called to vote on the following proposals:

(1)	Adoption of Transaction Agreement and Approval of the Merger. Proposal to adopt the Transaction Agreement and approve the Merger.

(2)	Reduction of Capital of New Eaton. Proposal to approve the reduction of capital of New Eaton to allow the creation of distributable reserves of New Eaton which are required under Irish law in order to allow New Eaton to make distributions and to pay dividends and repurchase or redeem shares following completion of the transaction.

(3)	Advisory Vote on Compensation. Proposal to consider and vote upon, on a non-binding advisory basis, specified compensatory arrangements between the Company and its named executive officers relating to the Transaction Agreement.

(4)	Adjournment Proposal. Proposal to adjourn the Meeting, if necessary or appropriate, to allow for the solicitation of additional proxies if there are insufficient votes at the time of the Meeting to approve Proposal 1.

There were 337,933,300 shares of common stock of the Company outstanding as of the record date for the Meeting (September 13, 2012). A quorum was present at the Meeting. Proposal 1 was approved by the shareholders of the Company, with 77.99% of the outstanding shares eligible to vote and 97.97% of the shares present in person or represented by proxy at the Meeting voting “FOR” Proposal 1.

Proposal 2 was approved by the shareholders of the Company, with 78.24% of the outstanding shares eligible to vote and 98.28% of the shares present in person or represented by proxy at the Meeting voting “FOR” Proposal 2. Proposal 3 was approved by the shareholders of the Company, with 51.88% of the outstanding shares eligible to vote and 65.18% of the shares present in person or represented by proxy at the Meeting voting “FOR” Proposal 3. Because sufficient votes were received to pass Proposal 1, Proposal 4 was not voted upon at the Meeting. The voting results of Proposals 1, 2 and 3 are as follows:

	For	Against	Abstain
Proposal 1
Adoption of Transaction Agreement and Approval of the Merger	263,574,607	4,121,097	1,321,548

Proposal 2
Reduction of Capital of New Eaton	264,402,524	3,376,435	1,238,293

Proposal 3
Advisory Vote on Compensation	175,347,544	91,082,643	2,587,065

Item 8.01. Other Events.

On October 26, 2012, the Company and Cooper issued a joint press release announcing (i) the results of the Meeting and (ii) the results of the special meeting of shareholders of Cooper held on October 26, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated October 26, 2012.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Eaton, Eaton Corporation plc, the acquisition and other transactions contemplated by the Transaction Agreement, our acquisition financing, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Eaton or Eaton Corporation plc, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Acquisition; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; our ability to refinance the bridge loan on favorable terms and maintain our current long-term credit rating; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Eaton; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC. We do not assume any obligation to update these forward-looking statements.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Eaton accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Eaton (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in Eaton or Cooper may from the date of this communication have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION

By:	/s/ R. H. Fearon
Name:	R. H. Fearon
Title:	Vice Chairman and Chief Financial and Planning Officer

Date: October 26, 2012

Index of Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Joint Press Release, dated October 26, 2012.